UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 29, 2004

                                 Kellogg Company
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-4171                                  38-0710690
       (Commission File Number)            (IRS Employer Identification Number)

                               One Kellogg Square
                       Battle Creek, Michigan 49016-3599
          (Address of Principal Executive Offices, Including Zip Code)
                                  269-961-2000
              (Registrant's Telephone Number, Including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

         On November 29, 2004, Kellogg Company (the "Company") issued a press release to announce that its Chairman of the Board and Chief Executive Officer, Carlos Gutierrez, has accepted the invitation of President Bush to serve as Secretary of the United States Department of Commerce. The nomination is subject to U.S. Senate confirmation. The Company also announced that at a special meeting of its Board of Directors, the Board accepted Gutierrez' resignation as chairman of the board and chief executive officer effective upon confirmation and swearing in to office. The Company's Board then elected James M. Jenness, 58, as the Company's chief executive officer and chairman. David Mackay, 49, president and chief operating officer, was also elected to the board of directors. Both elections are subject to Mr. Gutierrez' confirmation and swearing in to office.

         The press release is attached hereto as Exhibit 99.01 and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

         Exhibit 99.01 - Press release, dated November 29, 2004, issued by Kellogg Company.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Kellogg Company
                                  (Registrant)

Date:  November 29, 2004                 By:  s/ Jeffrey M. Boromisa
                                            ----------------------------------
                                         Name:     Jeffrey M. Boromisa
                                         Title:    Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


         99.01 Press release, dated November 29, 2004, issued by Kellogg
Company.